UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2017

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)
(224) 405-0900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 24, 2017, Discover Financial Services (the “Company”) released financial information with respect to the quarter and year ended December 31, 2016. Copies of the press release, financial data supplement and financial results presentation containing this information are attached hereto as exhibits and incorporated herein by reference.

The quotation immediately preceding the caption “Segment Results” included in Exhibit 99.1 (the “Excluded Quote”) and Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Quote, and Exhibit 99.2 shall be deemed “filed” for purposes of the Exchange Act.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated January 24, 2017 containing financial information for the quarter ended December 31, 2016
99.2	Financial Data Supplement of the Company for the quarter and year ended December 31, 2016
99.3	Financial Results Presentation of the Company for the quarter and year ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: January 24, 2017	By:	/s/ D. Christopher Greene
Name: D. Christopher Greene
Title: Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated January 24, 2017 containing financial information for the quarter ended December 31, 2016
99.2	Financial Data Supplement of the Company for the quarter and year ended December 31, 2016
99.3	Financial Results Presentation of the Company for the quarter and year ended December 31, 2016